ACCOUNTING ESTIMATES AND JUDGMENTS	12 Months Ended
Dec. 31, 2023
Disclosure Of Accounting Judgements And Estimates [Abstract]
ACCOUNTING ESTIMATES AND JUDGMENTS	ACCOUNTING ESTIMATES AND JUDGMENTS
The Company has used estimates to value and record some of the assets, liabilities, revenue, expenses and commitments. Basically, these estimates refer to:

(a)     Impairment of Intangible asset with indefinite useful life

Management conducts an impairment test annually or more frequently if events or changes in circumstances indicate potential impairment. An impairment loss is recognized for the amount by which the carrying amount of the cash generating unit (CGU) exceeds its recoverable amount.

Management’s value-in-use calculations included significant judgments and assumptions relating to revenue growth rates, exchange rates, discount rates, inflation rates, fuel price. The estimation of these assumptions requires significant judgment by management as these variables are inherently uncertain; however, the assumptions used are consistent with the Company’s forecasts approved by management. Therefore, management evaluates and updates the estimates as necessary in light of conditions that affect these variables. The main assumptions used as well as the corresponding sensitivity analyses are shown in Note 15.

(b)     Depreciation expense and impairment of Properties, Plant and Equipment

The depreciation of assets is calculated based on a straight-line basis, except for certain technical components depreciated on cycles and hours flown. These useful lives are reviewed on an annual basis according to the Company’s future economic benefits associated with them.

Changes in circumstances such as: technological advances, business model, planned use of assets or capital strategy may result in a useful life different from what has been estimated. When it is determined that the useful life of property, plant, and equipment must be reduced, as may occur in line with changes in planned usage of assets, the difference between the net book value and estimated recoverable value is depreciated, in accordance with the revised remaining useful life.

The residual values are estimated according to the market value that the assets will have at the end of their life. The residual value and useful life of the assets are reviewed, and adjusted if necessary, once a year. When the value of an asset is greater than its estimated recoverable amount, its value is immediately reduced to its recoverable amount.

The Company has concluded that the Properties, Plant and Equipment cannot generate cash inflows to a large extent independent of other assets, therefore the impairment assessment is made as an integral part of the only Cash Generating Unit maintained by the Company, Air Transport. The Company checks when there are signs of impairment, whether the assets have suffered any impairment losses at the Cash Generated Unit level.

(c)     Recoverability of deferred tax assets

Management records deferred taxes on the temporary differences that arise between the tax bases of assets and liabilities and their amounts in the financial statements. Deferred tax assets on tax losses are recognized to the extent that it is probable that future tax benefits will be available to offset temporary differences.

The Company applies significant judgment in evaluating the recoverability of deferred tax assets. In determining the amounts of the deferred tax asset to be accounted for, management considers tax planning strategies, historical profitability, projected future taxable income (considering assumptions such as: growth rate, exchange rate, discount rate and fuel price consistent with those used in the impairment analysis of the group's cash-generating unit) and the expected timing of reversals of existing temporary differences.
(d)     Air tickets sold that will not be finally used.

The Company records the sale of air tickets as deferred revenue. Ordinary revenue from the sale of tickets is recognized in the statement of income when the passenger transportation service is provided or expires due to non-use. The Company evaluates the probability of expiration of air tickets on a monthly basis, based on the history of use. A change in this probability could impact revenue in the year in which the change occurs and in future years.

As of December 31, 2023, deferred revenue associated with air tickets sold amounts to ThUS$2,009,242 (ThUS$1,574,145 as of December 31, 2022). An hypothetical change of one percentage point in the behavior of the passenger regarding the use would impact of up to ThUS$10,150 per month (ThUS$7,453 as of December 31, 2022).
(e)Valuation of miles and points awarded to holders of loyalty programs, pending use.
As of December 31, 2023, deferred income associated with the LATAM Pass loyalty program from Spanish-speaking countries increased to ThUS$1,099,580 (ThUS$1,120,565 as of December 31, 2022). An hypothetical change of one percentage point in the probability of redemption would translate into a cumulative impact of ThUS$31,510 on the results of 2023 (ThUS$29,571as of December 31, 2022). Deferred income associated with the LATAM Pass Brazil loyalty program increased to ThUS$179,151 as of December 31, 2023 (ThUS$140,486 as of December 31, 2022). An hypothetical change of one percentage point in the exchange probability would result in an accumulated impact of ThUS$5,125 on the results of 2023 (ThUS$3,772 as of December 31, 2022).

Management used statistical models to estimate the miles and points awarded that will not be redeemed by the program’s members (breakage) which involved significant judgments and assumptions relating to the historical redemption and expiration activity and forecasted redemption and expiration patterns.

The Management in conjunction with an external specialist developed a predictive model of non -use miles or points, which allows to generate non-use rates on the basis of historical information, based on behavior of the accumulation, use and expiration of the miles or points.

(f)     Legal Contingencies

In the case of known contingencies, the Company records a provision when it has a present obligation, whether legal or constructive, as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate of the obligation amount can be made. The assessment of contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events, the likelihood of loss being incurred and when determining whether a reliable estimate of the loss can be made. The Company assesses its liabilities and contingencies based upon the best information available, uses the knowledge, experience and professional judgment to the specific characteristics of the known risks. This process facilitates the early assessment and quantification of potential risks in individual cases or in the development of contingent matters. If we are unable to reliably estimate the obligation or conclude no loss is probable but it is reasonably possible that a loss may be incurred, no provision is recorded but the contingency is disclosed in the notes to the consolidated financial statements.

Company recognized as the present obligation under an onerous contract as a provision when a contract under which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it.

(g)Leases
During 2022, as a result of the arrival of new aircraft and the significant change in the flows of many current contracts, the Company evaluated the relevance in the current scenario of continuing to use the implicit rate, a methodology used in recent years, or whether it should in instead use a different approximation for calculating the rate. It was concluded that the implicit rate was not being able to reflect the economic environment in which the company operates, therefore it was not accurately representing the Company's indebtedness conditions. Because of this, all new contracts entered into from 2022 and all contracts that were modified from 2022 used the incremental rate. Existing contracts that remained unchanged continued using the original implicit discount rate.
(i)Discount rate
The discount rates used to calculate the aircraft lease debt correspond to: (i) For aircraft that did not have contractual changes associated with the exit from Chapter 11, the rate used was the implicit rate of the contract, this is the discount rate that results from the aggregate present value of the minimum lease payments and the unguaranteed residual value, and (ii) For aircraft that had contractual changes associated with exit from Chapter 11, the rate used was the incremental rate, this discount rate was calculated considering our recent aircraft debt negotiations, as well as publicly available data for instruments with similar characteristics when calculating our incremental borrowing rates.
For assets other than aircraft, the estimated lessee’s incremental borrowing rate, which is derived from information available at the lease inception date, was used to determine the present value of the lease payments. We consider our recent debt issuances as well as publicly available data for instruments with similar characteristics when calculating our incremental borrowing ratios.
A decrease of one percentage point in our estimate of the rates used to determine the lease liabilities current registered fleet as of December 31, 2023 would increase the lease liability by approximately US$111 million.
(ii)Lease term
In determining the lease term, all facts and circumstances that create an economic incentive to exercise an extension option are considered. Extension options (or periods after termination options) are only included in the lease term if it is reasonably certain that the lease will be extended (or not terminated). This is reviewed if a significant event or significant change in circumstances occurs that affects this assessment and is within the lessee's control.
In any case, it is possible that events that may take place in the future make it necessary to modify them in future periods, which would be done prospectively.